L. Income Taxes (Details-Reconciliation) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Expected (benefit) taxes	$ (467)	$ (293)	$ (1,808)
Non-deductible expenses	619	(760)	1,003
Decrease) Increase in valuation allowance	(7,533)	1,545	845
Section 382 limitation	7,423	0	0
Other	(42)	(492)	(40)
Tax expense	$ 0	$ 0	$ 0